Dreyfus
Emerging Markets
Fund
Annual Report

May 31, 1998

Dreyfus Emerging Markets Fund

------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   The last 12 months have been difficult for the emerging markets. The Dreyfus Emerging Markets Fund declined 18.11% for the fiscal year ended May 31, 1998.* This compares favorably to the Morgan Stanley Capital International Emerging Market Free Index (MSCI EMF Index with gross dividends reinvested), which declined 28.30%.** The investment philosophy and process have been beneficial during this time of turmoil . Our value-oriented, research-driven approach has enabled us to choose securities that have outperformed their respective local stock market indices. As a reminder, we focus on value securities with below-average price-to-earnings ratios, price-to-book value ratios and price-to-cash flow ratios. Our bottom-up research-driven process identifies what we believe are value companies with strong fundamentals and improving business prospects. As a result, we have been able to avoid some of the recent pitfalls in emerging markets. For example, we have felt that Russia is too risky an investment for our Fund at this time. Since the Fund does not hold any Russian stocks it was able to sidestep the recent major decline in the Russian stock market.

ECONOMIC AND MARKET OVERVIEW

   The emerging markets' difficulties began last July with the devaluation of the Thai baht and subsequent devaluation of the Korean won, Philippine peso, Indonesian rupiah and Malaysian ringgit. These devaluations have led to a more competitive position for exporters but have had severe consequences for the banking system, consumer spending and the overall domestic economy. The Asian crisis is having an impact elsewhere. Weak commodity prices have put pressure on currencies and current account balances in Russia, Mexico, Chile and South Africa, which are dependent on oil, copper and other metals. Currency concerns are evident in Brazil and China as well.

   The variation of return in emerging markets was extreme during the past year. The best performing emerging equity markets for the last 12 months included Greece (39.3%), Hungary (31.6%), and Israel (29.2%). The worst performing markets were in Asia with Indonesia, Malaysia, and Thailand down 87.2%, 68.2%, and 65.6% respectively.

PORTFOLIO FOCUS

   Because it is so difficult to determine which of the emerging markets and sectors will be the best or worst going forward, our view is to stay diversified by country and sector and continue to search for value and strong fundamentals. For example, during the period under review, we owned three Indonesian companies representing 1.2% of the portfolio as of May 31, 1998. All these stocks have outperformed the local Indonesian index and in fact, two of the stocks (Daya Guna Samudera, a fishing company, and PT Indah Kait Pulp & Paper, a paper and pulp company), appreciated during the reporting period, while the Jakarta Index fell. These companies were purchased because the currency devaluation has been beneficial to their earnings as their costs are in Rupiah and their selling prices are denominated in U.S. dollars. Margins and profits are rising and the stocks' valuations are inexpensive.

   We continue to be underweighted in Asia (26.5% vs 29.7% in the MSCI EMF Index), as we have been since the inception of the Fund on July 1, 1996. Though we own exporters, like those mentioned above, and electrical and telephone utilities, we have not been able to find many attractive banking and consumer issues and therefore we are under-represented in Asia. Valuations are getting very attractive but the economic situation is continuing to deteriorate. In Latin America, we continue to be overweighted, given this region's reasonable valuation and good fundamentals. We are diversified across a broad range of sectors in attractively valued companies. We are overweighted in Chile (8.2% vs 3.7% in the index) but underweighted in Brazil (11.0% vs 15.6% in the index).
In the emerging European, Mediterranean and African regions, we are neutrally weighted. Overweightings in Israel and Hungary offset limited exposure to Turkey and no holdings in Russia. On a recent trip to Russia, we came back feeling that one has to be very selective with Russian investments and that the risk was still high short-term, but in the long term Russia has a lot of potential because of substantial natural resources and a well-educated population.

   We try to pick stocks in each market that we believe will outperform their respective local market. Countries where we have added value in the past 12 months include Portugal, Philippines, South Korea, Israel, and Indonesia. Disappointingly, our stock selection has been poor in South Africa, Mexico and Greece.

   Emerging markets have been inexpensive compared to the U.S., Europe and developed Asia. Presently, price-to-book values are 1.3x vs 3.4x in the U.S. Price-to-earnings are 16.3x vs. 26.7x in the U.S. Exactly when the emerging markets may begin to perform better is impossible to predict; however, we believe that a portfolio of value stocks with positive fundamentals will be in a better position to realize the benefits of any recovery in that region.

   We continue to focus our resources on finding quality value securities with good fundamentals for your portfolio. Our disciplined investment philosophy seeks to manage the inherent risks associated with investing in emerging markets. The portfolio currently is diversified over more than 25 countries and is invested in 121 companies. We appreciate your business and look forward to serving your investment needs in 1998-1999.

                                                    Sincerely,

                                                    /s/ D. Kirk Henry
                                                    D. Kirk Henry
                                                    Portfolio Manger

June 18, 1998
Boston, MA

*  Total return includes reinvestment of dividends and any capital gains paid.

** The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
   (EMF) is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Dreyfus Emerging Markets Fund                                     May 31, 1998
--------------------------------------------------------------------------------
        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
      EMERGING MARKETS FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL
                         EMERGING MARKETS FREE INDEX

Dollars

                                                       $9,342
                                                       Dreyfus Emerging
                                                       Markets Fund

                             [LINE GRAPH HERE]
                                                       $7,678
                                                       Morgan Stanley
                                                       Capital International
                                                       Emerging Markets
                                                       Free Index*


*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------

            One Year Ended                            From Inception (6/28/96)
             May 31, 1998                                  to May 31, 1998
            --------------                            ------------------------
                (18.11%)                                        (3.49%)

-----------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Emerging Markets Fund on 6/28/96 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Free Index on that date. For comparative purposes, the value of the Index on 6/30/96 is used as the beginning value on 6/28/96. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International
Emerging Markets Free Index, which is the property of Morgan Stanley & Co. Incorporated, is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/EMF
Index excludes closed markets and those shares in otherwise free markets which are not purchaseable by foreigners. The Index does not take into account charges, fees and other expenses and includes gross dividends reinvested. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments                                           May 31, 1998


Common Stocks--88.4%                                                                       Shares              Value
-------------------------------------------------------------------------------          ---------         -------------
                Argentina--4.2%  Banco Rio de la Plata, ADR....................             96,000         $   1,152,000
                                 Mirgor S.A.C.I.F.I.A., ADR....................            115,000 (a,b)         301,875
                                 Telefonica de Argentina, ADS..................             22,000               721,770
                                 YPF Sociedad Anonima, ADS.....................             32,000               994,000
                                                                                                           -------------
                                                                                                               3,169,645
                                                                                                           -------------

                   Brazil--6.3%  Aracruz Celulose, ADS.........................             81,500             1,102,182
                                 Companhia Brasileira de Distribuicao Grupo
                                    Pao de Acucar, GDR.........................             25,100               586,712
                                 Companhia Vale do Rio Doce, ADS...............             68,000             1,513,000
                                 Telecomunicacoes Brasileiras, ADS.............             14,300             1,524,737
                                                                                                           -------------
                                                                                                               4,726,631
                                                                                                           -------------
                    Chile--8.1%  Administradora de Fondos de
                                    Pensiones Provida, ADR.....................             48,500               815,406
                                 Banco BHIF, ADS...............................             61,600               931,700
                                 Compania de Telecomucicaciones de Chile, ADS..             69,000             1,530,938
                                 Cristalerias de Chile, ADS....................             51,500               679,156
                                 Linea Aerea Nacional de Chile, ADS............             63,300               657,971
                                 Quinenco, ADR.................................             91,900               873,050
                                 Santa Isabel, ADR.............................             43,125               563,320
                                                                                                           -------------
                                                                                                               6,051,541
                                                                                                           -------------

                     China--.2%  China Southern Airlines, ADR..................             17,880 (a)           157,567
                                                                                                           -------------

            Czech Republic--.6%  Czeske energeticke zavody.....................             14,600 (a)           358,640
                                 Komercni Banka, GDR...........................             12,000 (b)           130,200
                                                                                                           -------------
                                                                                                                 488,840
                                                                                                           -------------

                    Egypt--2.0%  MISR INTERNATIONAL BANK, GDR..................             54,000 (b)           638,820
                                 Paints & Chemical Industry, GDR...............             91,000 (b)           841,750
                                                                                                           -------------
                                                                                                               1,480,570
                                                                                                           -------------

                   Greece--2.4%  AEGEK ........................................             27,500               123,516
                                 Hellenic Technodomiki.........................             30,000               305,390
                                 Hellenic Telecommunication Organization.......              5,360               157,275
                                 Hellenic Telecommunication Organization, GDR..             68,000 (b)           977,500
                                 Michaniki.....................................             24,000               133,762
                                 National Bank of Greece.......................                440                63,248
                                                                                                           -------------
                                                                                                               1,760,691
                                                                                                           -------------

                Hong Kong--5.8%  Beijing Datang Power Generation...............            400,000               140,658
                                 China Hong Kong Photo Products Holdings.......            975,000               138,400
                                 Guangshen Railway.............................          1,000,000               141,579
                                 Guangshen Railway, ADR........................             53,800               383,325



Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                               May 31, 1998


Common Stocks (continued)                                                                 Shares               Value
-------------------------------------------------------------------------------         ----------         -------------


         Hong Kong (continued)   Guoco Group...................................            231,000         $     429,252
                                 Henderson Investment..........................          1,202,000               725,143
                                 Hongkong Electric Holdings....................            211,000               619,443
                                 Huaneng Power International, ADR..............             45,800 (a)           796,255
                                 Jiangxi Copper................................          1,700,000               144,787
                                 QPL International Holdings....................            775,000               182,016
                                 Swire Pacific.................................            660,000               400,294
                                 Tingyi Holding................................          3,300,000               268,282
                                                                                                           -------------
                                                                                                               4,369,434
                                                                                                           -------------

                  Hungary--3.1%  Fotex.........................................            475,658               358,836
                                 MOL Magyar Olaj-es Gazipari, GDR..............             59,100 (b)         1,357,745
                                 Pick Szeged...................................              3,000               148,086
                                 Pick Szeged, GDR..............................             46,800 (b)           468,000
                                                                                                           -------------
                                                                                                               2,332,667
                                                                                                           -------------

                    India--7.2%  BSES..........................................             37,000 (b)           502,000
                                 Mahanagar Telephone Nigam.....................             85,500 (a)         1,122,188
                                 Mahindra & Mahindra...........................             62,000 (b)           308,450
                                 Reliance Industries, GDR......................            120,000 (b)           915,000
                                 State Bank of India, GDR......................             63,200 (b)           887,140
                                 Steel Authority of India, GDR.................             94,500 (b)           413,910
                                 Tata Engineering & Locomotive, GDR............             24,100 (b)           129,658
                                 Videsh Sanchar Nigam, GDR.....................             95,000 (b)         1,128,125
                                                                                                           -------------
                                                                                                               5,406,471
                                                                                                           -------------

                Indonesia--1.2%  Daya Guna Samudera............................            600,000               370,354
                                 PT Indah Kiat Pulp & Paper....................          2,160,000               353,628
                                 PT Indorama Synthetics........................            924,000               155,363
                                                                                                           -------------
                                                                                                                 879,345
                                                                                                           -------------

                   Israel--6.0%  Bank Leumi Le-Israel..........................            692,000             1,397,559
                                 Blue Square Chain Investments & Properties....             81,453 (a)           998,603
                                 Blue Square-Israel............................             48,500               703,250
                                 Koor Industries...............................              6,400               800,394
                                 Supersol, ADR.................................             32,400               564,975
                                                                                                           -------------
                                                                                                               4,464,781
                                                                                                           -------------

               Luxembourg--1.1%  Quilmes Industrial, ADR.......................             82,400               793,100
                                                                                                           -------------

                 Malaysia--3.5%  Jaya Tiasa Holdings...........................            313,000               411,060
                                 Kwantas.......................................            251,000               165,798



Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                              May 31, 1998

Common Stocks (continued)                                                                 Shares               Value
-------------------------------------------------------------------------------          ----------         -------------


          Malaysia (continued)   Pacific & Orient..............................            259,000          $    136,730
                                 Petronas Dagangan.............................            553,000               575,247
                                 Sime Darby....................................            902,000               717,791
                                 Telekom Malaysia..............................             10,000                23,091
                                 Tenaga Nasional...............................            373,000               615,960
                                                                                                           -------------
                                                                                                               2,645,677
                                                                                                           -------------

                  Mexico--11.1%  ALFA, Ser. A..................................            145,000               679,405
                                 ARA...........................................            219,000 (a)           873,518
                                 Apasco........................................            138,000               842,855
                                 Cintra........................................            825,900               676,630
                                 Controladora Comercial Mexicana, GDS..........             28,300               558,925
                                 Desc, Ser. B..................................            122,000               681,541
                                 Desc, Ser. C..................................                750                 4,249
                                 Empaques Ponderosa, Ser. B....................            452,000 (a)           297,065
                                 Grupo Financiero Banorte, Ser. B..............            436,000 (a)           592,861
                                 Grupo Financiero Inbursa, Ser. B..............            387,300             1,022,560
                                 Sistema Argos, Ser. B.........................            816,000               776,703
                                 Tablex........................................             37,108                74,174
                                 Telefonos de Mexico, Cl. L, ADR...............             12,500               598,459
                                 Tubes de Acero de Mexico, ADR.................             41,400               619,013
                                                                                                           -------------
                                                                                                               8,297,958
                                                                                                           -------------

                  Pakistan--.6%  Hub Power.....................................            880,000 (a)           430,179
                                                                                                           -------------

                   Panama--1.2%  Banco Latinoamericano de Exportaciones........             27,100               907,850
                                                                                                           -------------

                     Peru--2.3%  Telefonica del Peru, ADS......................             80,000             1,729,350
                                                                                                           -------------

              Philippines--2.5%  First Philippine Holdings.....................            771,360               572,108
                                 Philippine Long Distance Telephone, ADS.......             34,400               873,010
                                 Universal Robina..............................          2,356,600               421,898
                                                                                                           -------------
                                                                                                               1,867,016
                                                                                                           -------------

                   Poland--1.8%  Bank Handlowy W Warszawie.....................             46,000               790,604
                                 KREDYT BANK...................................             30,800 (a,b)         523,600
                                                                                                           -------------
                                                                                                               1,314,204
                                                                                                           -------------

                 Portugal--1.1%  Mota e Companhia..............................             49,000               857,299
                                                                                                           -------------

                Singapore--2.1%  Development Bank of Singapore.................            201,600             1,214,530
                                 United Overseas Bank..........................             82,000               320,370
                                                                                                           -------------
                                                                                                               1,534,900
                                                                                                           -------------


Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                               May 31, 1998

Common Stocks (continued)                                                                 Shares               Value
-------------------------------------------------------------------------------         ----------         -------------

             South Africa--8.8%  Anglo American................................              8,000         $     383,093
                                 Barlow........................................            118,534               970,931
                                 Barlow, ADR...................................             11,332 (a)            94,906
                                 Edgars Stores.................................             28,000               439,705
                                 Engen ........................................            210,700               788,876
                                 Ingwe Coal....................................            329,500             1,162,641
                                 Iscor.........................................          1,259,300               366,218
                                 Nedcor........................................              8,300               222,063
                                 Polifin.......................................            268,300               338,105
                                 Pretoria Portland Cement......................             75,600               926,313
                                 Sasol.........................................            115,500               918,951
                                                                                                           -------------
                                                                                                               6,611,802
                                                                                                           -------------

              South Korea--2.8%  Kookmin Bank..................................             32,212 (a)           159,058
                                 Kookmin Bank, ADR.............................             94,263               490,170
                                 Pohang Iron & Steel...........................             16,400               648,543
                                 SK Telecom....................................                556               251,829
                                 SK Telecom, ADR...............................             77,169               491,957
                                 Samsung Display Devices.......................                530                18,790
                                                                                                           -------------
                                                                                                               2,060,347
                                                                                                           -------------

                    Taiwan--.0%  China Steel, ADR..............................                 50 (b)               614
                                                                                                           -------------

                  Thailand--.6%  Ayudhya Insurance Public......................             11,000                36,767
                                 Hana Microelectronics.........................             65,100 (a)           225,650
                                 Saha-Union....................................            300,000               207,972
                                                                                                           -------------
                                                                                                                 470,389
                                                                                                           -------------

                    Turkey--.8%  Uzel Makina Sanayii, ADR......................             13,500 (b)           563,625
                                                                                                           -------------

           United Kingdom--1.0%  Billiton......................................            298,000               748,728
                                                                                                           -------------

                                 TOTAL COMMON STOCKS
                                    (cost $78,753,673).........................                            $  66,121,221
                                                                                                           =============

Preferred Stocks--5.1%
-------------------------------------------------------------------------------

                   Brazil--4.7%  Brasmotor.....................................              4,100         $     417,022
                                 Companhia Cemento Portland Itau...............              1,800               328,610
                                 Companhia Energetica de Minas Gerais..........             22,517               743,876
                                 Companhia Paranaense de Energia-Copel.........             31,000               315,309
                                 Ericsson Telecomunicacoes.....................             32,000               649,570
                                 Petroleo Brasileiro...........................              5,400             1,042,163
                                                                                                           -------------
                                                                                                               3,496,550
                                                                                                           -------------

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                               May 31, 1998

Preferred Stocks (continued)                                                              Shares                Value
-------------------------------------------------------------------------------         ----------         -------------

                  Portugal--.4%  Lusomundo.....................................             23,642         $     355,470
                                                                                                           -------------
                                 TOTAL PREFERRED STOCKS
                                    (cost $5,146,438)..........................                            $   3,852,020
                                                                                                           =============

                                                                                       Principal
Short-Term Investments--7.4%                                                             Amount
-------------------------------------------------------------------------------      -------------

          U.S. Treasury Bills:   4.97%, 7/2/98.................................      $     608,000         $     605,617
                                 4.93%, 7/23/98................................          3,731,000             3,705,331
                                 4.90%, 7/30/98................................            301,000               298,649
                                 4.93%, 8/6/98.................................            236,000               233,914
                                 4.94%, 8/27/98................................            709,000               700,619
                                                                                                           -------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,542,819)..........................                            $   5,544,130
                                                                                                           =============

TOTAL INVESTMENTS (cost $89,442,930)...........................................             100.9%         $  75,517,371
                                                                                           =======         =============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................               (.9%)        $    (689,383)
                                                                                           =======         =============
NET ASSETS.....................................................................             100.0%         $  74,827,988
                                                                                           =======         =============



Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1998, these securities amounted to $10,088,012 or approximately 13.5% of net assets.


                       See notes to financial statements.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                May 31, 1998

                                                                                          Cost                  Value
                                                                                       -----------           -----------
ASSETS:                  Investments in securities--See Statement of Investments       $89,442,930           $75,517,371
                         Cash...................................................                                 732,957
                         Receivable for investment securities sold..............                                 953,861
                         Cash denominated in foreign currencies.................           894,467               885,177
                         Dividends receivable...................................                                 274,868
                         Net unrealized appreciation on forward currency
                           exchange contracts--Note 4(a)........................                                     422
                         Prepaid expenses.......................................                                   9,368
                                                                                                            ------------
                                                                                                              78,374,024
                                                                                                            ------------

LIABILITIES:             Due to The Dreyfus Corporation and affiliates..........                                  83,644
                         Due to Distributor.....................................                                  16,384
                         Payable for investment securities purchased............                               3,297,655
                         Payable for shares of Common Stock redeemed............                                  53,498
                         Accrued expenses.......................................                                  94,855
                                                                                                            ------------
                                                                                                               3,546,036
                                                                                                            ------------

NET ASSETS......................................................................                             $74,827,988
                                                                                                            ============

REPRESENTED BY:          Paid-in capital........................................                             $89,448,343

                         Accumulated undistributed investment income--net.......                                 390,262

                         Accumulated distributions in excess of net realized
                           gain (loss) on investments...........................                              (1,068,299)

                         Accumulated net unrealized appreciation (depreciation)
                           on investments and foreign currency transactions.....                             (13,942,318)
                                                                                                            ------------
NET ASSETS......................................................................                             $74,827,988
                                                                                                            ============
SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized).................                               6,690,593

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                  $11.18
                                                                                                                 =======


                       See notes to financial statements.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Operations                                 Year Ended May 31, 1998

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $146,214 foreign taxes
                                withheld at source)........................          $   1,372,476
                              Interest.....................................                308,226
                                                                                     -------------
                                Total Income...............................                                $   1,680,702


EXPENSES:                     Management fee--Note 3(a)....................                847,691
                              Shareholder servicing costs--Note 3(b).......                190,433
                              Custodian fees...............................                173,960
                              Registration fees............................                 37,483
                              Professional fees............................                 25,874
                              Directors' fees and expenses--Note 3(c)......                 23,603
                              Prospectus and shareholders' reports.........                  9,225
                              Loan commitment fees--Note 2.................                    314
                              Miscellaneous................................                  5,507
                                                                                     -------------
                                Total Expenses.............................              1,314,090
                              Less reduction in management fee due to
                                undertaking--Note 3(a).....................                   (595)
                                                                                     -------------
                                Net Expenses...............................                                    1,313,495
                                                                                                           -------------

INVESTMENT INCOME--NET.....................................................                                      367,207
                                                                                                           -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions.............          $    1,070,667
                              Net realized gain (loss) on forward currency
                                exchange contracts........................                (477,966)
                                                                                     -------------
                                Net Realized Gain (Loss)..................                                       592,701
                              Net unrealized appreication (depreciation) on
                                investments and foreign currency transactions                                (17,360,962)
                                                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                   (16,768,261)
                                                                                                           -------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................                                  $(16,401,054)
                                                                                                           =============


                       See notes to financial statements.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                      Year Ended             Year Ended
                                                                                     May 31, 1998           May 31, 1997
                                                                                     -------------         -------------
OPERATIONS:
   Investment income--net.................................................            $    367,207          $    144,385
   Net realized gain (loss) on investments................................                 592,701               695,774
   Net unrealized appreciation (depreciation) on investments..............             (17,360,962)            3,418,644
                                                                                     -------------         -------------

         Net Increase (Decrease) in Net Assets Resulting from Operations..             (16,401,054)            4,258,803
                                                                                     -------------         -------------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net.................................................                 (96,386)              (24,944)
   Net realized gain on investments.......................................              (1,261,036)              (27,439)
   In excess of net realized gains on investments.........................              (1,068,299)             --
                                                                                     -------------         -------------

         Total Dividends..................................................              (2,425,721)              (52,383)
                                                                                     -------------         -------------

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold..........................................              59,365,899            53,106,244
   Dividends reinvested...................................................               1,898,156                42,829
   Cost of shares redeemed................................................             (18,067,726)           (6,973,772)
   Redemption fee.........................................................                  76,713                --
                                                                                     -------------         -------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions              43,273,042            46,175,301
                                                                                     -------------         -------------

            Total Increase (Decrease) in Net Assets.......................              24,446,267            50,381,721

NET ASSETS:

   Beginning of Period....................................................              50,381,721              --
                                                                                     -------------         -------------
   End of Period..........................................................             $74,827,988           $50,381,721
                                                                                     =============         =============

Undistributed investment income--net......................................          $      390,262         $     119,441
                                                                                    --------------         -------------


                                                                                         Shares                Shares
                                                                                     -------------         -------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................               4,449,674             4,062,299
   Shares issued for dividends reinvested.................................                 167,386                 3,508
   Shares redeemed........................................................              (1,472,834)             (519,440)
                                                                                     -------------         -------------
         Net Increase (Decrease) in Shares Outstanding....................               3,144,226             3,546,367
                                                                                     =============         =============

--------------
*From June 28, 1996 (commencement of operations) to May 31, 1997.

                            See notes to financial statements.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Year Ended May 31,
                                                                                           ----------------------
PER SHARE DATA:                                                                             1998           1997(1)
                                                                                           -------        -------

   Net asset value, beginning of period........................................             $14.21         $12.50
                                                                                           -------        -------
   Investment Operations:
   Investment income--net......................................................                .04            .05
   Net realized and unrealized gain (loss) on investments......................              (2.62)          1.70
                                                                                           -------        -------
   Total from Investment Operations............................................              (2.58)          1.75
                                                                                           -------        -------
   Distributions:
   Dividends from investment income--net.......................................               (.02)          (.02)
   Dividends from net realized gain on investments.............................               (.24)          (.02)
   Dividends in excess of net realized gain on investments.....................               (.20)           --
                                                                                           -------        -------
   Total Distributions.........................................................               (.46)          (.04)
                                                                                           -------        -------
   Redemption fee added to paid-in capital.....................................                .01            --
                                                                                           -------        -------
   Net asset value, end of period..............................................             $11.18         $14.21
                                                                                           =======        =======
TOTAL INVESTMENT RETURN........................................................             (18.11%)        14.07%(2)
RATIOS/SUPPLEMENTALDATA:
   Ratio of expenses to average net assets.....................................               1.94%          1.85%(2)
   Ratio of net investment income to average net assets........................               .54%            .70%(2)
   Decrease reflected in above expense ratios due to undertakings by the Manager               .00%(3)        .36%(2)
   Portfolio Turnover Rate.....................................................              87.46%         52.52%(2)
   Net assets, end of period (000's Omitted)...................................            $74,828        $50,382


------------
(1) From June 28, 1996 (commencement of operations) to May 31, 1997.
(2) Not annualized.

(3) Amount represents less than .01%.


                       See notes to financial statements.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Emerging Markets Fund (the "Fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $3,261 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from June 1, 1997 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $595 during the period ended May 31, 1998.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1998, the Fund was charged $169,538 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $18,814 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than six months following the date of issuance. During the period ended May 31, 1998, redemption fees amounted to $76,713.

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1998 amounted to $94,109,105 and $54,084,719, respectively.

   In addition, the following summarizes open forward currency exchange contracts at May 31, 1998:

                                                      Foreign                                        Unrealized
                                                     Currency                                       Appreciation
Forward Currency Exchange Contracts                   Amounts      Proceeds           Value        (Depreciation)
---------------------------------                   ----------     ---------        ---------       ------------
Sales:
-----

  Portugal Escudo, expiring 6/1/98................  33,747,635      $184,514        $184,514           $ --
  Portugal Escudo, expiring 6/2/98................  41,868,023       229,351         228,912            439
  Portugal Escudo, expiring 6/3/98................  32,173,738       175,890         175,909            (19)
  South African Rand, expiring 6/2/98.............      30,845         5,982           5,980              2
                                                                                                      -----
      Total.......................................                                                     $422
                                                                                                      =====

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (b) At May 31, 1998, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $13,925,137, consisting of $2,481,904 gross unrealized appreciation and $16,407,041 gross unrealized depreciation.

   At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Fund, including the statement of investments, as of May 31, 1998, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              Ernst & Young LLP

New York, New York
July 2, 1998

Dreyfus Emerging Markets Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1998:

   -- the total amount of taxes paid to foreign countries was $142,214.
   -- the total amount of income sourced from foreign countries was $867,438.

   As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1998 calendar year with Form 1099-DIV which will be mailed by January 31, 1999.

   For Federal tax purposes the Fund hereby designates $.0230 per share as a long-term capital gain distribution (of which 52.17% is subject to the 20% maximum Federal tax rate) of the $.4530 per share paid on December 18, 1997.

Dreyfus Emerging Markets Fund
200 Park Avenue

New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.

P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                      327AR985